TECHNE CORPORATION


                     CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Techne Corporation (the "Company") on Form 10-K for the year ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas E. Oland, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                      /s/ Thomas E. Oland
                                     ---------------------
                                      Thomas E. Oland
                                      Chief Executive Officer
                                      August 27, 2008